Electronically Filed
05/31/2011 03:14:06 PM

CLERK OF THE COURT

NEO

PAUL R. WASSGREN
Nevada Bar No. 9216
FOX ROTHSCHILD LLP
3800 Howard Hughes Parkway, Suite 500
Las Vegas, Nevada 89169
Telephone: (702) 262-6899
Facsimile: (702) 597-5503
pwassgren@foxrothschild.com
Attorney for Petitioner

DISTRICT COURT

CLARK COUNTY, NEVADA

In the matter of: Kitcher Resources Inc., a Nevada corporation	Case No. A-11-639160-P Dept. No. XIII

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that an Order Granting Application for the Appointment of Joseph Arcaro as Custodian of Kitcher Resources Inc., pursuant to NRS 78.347(1)(b) was entered by the Court on the 27th day of May, 2011. A true and correct copy is attached hereto.

DATED this 31st day of May, 2011.

FOX ROTHSCHILD LLP

BY: /s/ Paul R. Wassgren

PAUL R. WASSGREN
Nevada Bar No. 9216
FOX ROTHSCHILD LLP
3800 Howard Hughes Parkway, Suite 500
Las Vegas, Nevada 89169
Telephone: (702) 262-6899
Facsimile: (702) 597-5503
pwassgren@foxrothschild.com
Attorney for Petitioner

CLERK OF THE COURT

PAUL R. WASSGREN
Nevada Bar No. 9216
FOX ROTHSCHILD LLP
3800 Howard Hughes Parkway, Suite 500
Las Vegas, Nevada 89169
Telephone: (702) 262-6899
Facsimile: (702) 597-5503
pwassgren@foxrothschild.com
Attorney for Petitioner

DISTRICT COURT

CLARK COUNTY, NEVADA

In the matter of: Kitcher Resources Inc., a Nevada corporation	Case No.: A-11-639161-P Dept No.: XVII **ORDER GRANTING APPLICATION FOR THE APPOINTMENT OF JOSEPH ARCARO AS CUSTODIAN OF KITCHER RESOURCES INC. PURSUANT TO NRS 78.347(1)(b)** **Hearing Date:** ____________ **Hearing Time:** ____________

THE COURT, having considered the Application for the Appointment of Joseph Arcaro ("Petitioner") as Custodian of Kitcher Resources Inc. ("Kitcher Resources"), pursuant to NRS 78.347(1)(b), and no opposition having been filed with the Court, and for good cause appearing,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1. Pursuant to NRS 78.347, Petitioner shall be and is hereby appointed custodian of Kitcher Resources.

2. Petitioner is authorized to appoint new officers and directors, to send notice to all stockholders of record noticing a meeting on at least ten (10) days' notice, and to pay back fees owed to the State of Nevada.

3. Petitioner shall distribute a filed copy of this Order to all parties involved in this matter and the transfer agent, who shall provide Petitioner with a copy of the complete stockholder ledger within three (3) days of Petitioner's request in order to facilitate the above notice of a special meeting.

4. Petition shall report to this Court every six (6) months concerning its custodianship of Kitcher Resources.

IT IS SO ORDERED.

DATED this 24 day of May 2011.

JAMES BRENNAN

DISTRICT COURT JUDGE for

Respectfully Submitted by:

FOX ROTHSCHILD LLP

By:

PAUL R. WASSGREN
Nevada Bar No. 9216
Attorney for Petitioner